                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 13, 2005

                            RelationServe Media, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          333-119632                                   43-2053462
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    (Commission File Number)               (IRS Employer Identification Number)

             6700 N. Andrews Avenue, Fort Lauderdale, Florida 33309
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                    (Address of Principal Executive Offices)

                                 (954) 202-6000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
/ / Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
/ /  Pre-commencement  communications  pursuant  to  Rule  13-e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Incentive Stock Plan
--------------------

            Subject to  shareholder  approval,  on June 21,  2005,  the Board of
Directors (the "Board") of RelationServe  Media, Inc. (the "Company"),  approved the Company's 2005 Incentive Stock Plan (the "Plan").

            Key features of the Plan include the following:

              o    All  directors,  employees,   consultants,  advisors  of  the
                   Company and its  subsidiaries  are eligible to participate in the Plan.  It is a  ten-year  plan with a 3.3  million  share authorization.
              o    Both  restricted  common  stock,  par value  $0.001 per share
                   ("Common  Stock") and stock  options may be offered under the
                   Plan.
              o    Options  may be  issued  as  incentive  stock  options  under
                   Section 422 of the Internal Revenue Code of 1986, as amended, or as non-qualified stock options.
              o    The  Plan   requires   stockholder   approval  in  order  to:
                   materially  increase  the number of shares that may be issued under the Plan;  materially  increase the  benefits  accruing under the Plan;  materially  modify  the  requirements  as to eligibility for participation; decrease the exercise price of an option to less than 100% of fair market value on the grant date; or extend the term of the option.
              o    The  Plan is  administered  by  either  the  Board  or by the
                   Compensation Committee of the Board, which is comprised of at least two directors.
              o    Options and  restricted  Common Stock  granted under the Plan have a maximum term of ten years.
              o    Unless  otherwise  determined  by the  Board or  Compensation
                   Committee at the time of grant,  options will be subject to a vesting period of three years.
              o    Upon a  change  in  control  of the  Company,  the  Board  or
                   Compensation   Committee  may   accelerate  the  vesting  and
                   exercisability  of  outstanding  options and  accelerate  the vesting of outstanding shares of restricted Common Stock. The
                   Board  or  Compensation   Committee  may  also  determine  to
                   terminate all  outstanding  options upon notice to the option holders and payment of fair  market  value over the  exercise price.

            A copy of the Plan is annexed hereto as Exhibit 10.1.

Employment Agreements
---------------------

            On June 27, 2005, the Company  announced that it had entered into an agreement  with Mandee  Heller Adler to serve as the Company's  Chief  Executive
Officer.  On July 13,  2005,  the Board  authorized  the  Company  to  execute a definitive  employment agreement with Ms. Adler. The executed agreement provides that Ms. Adler will be employed as the Company's Chief Executive  Officer for an initial term of three years and provides for renewal for  subsequent  periods of two years each. Ms. Adler will receive a base salary of $200,000 per year and be eligible  to earn an annual  performance  bonus,  as  determined  by the  Board.

Pursuant to the Plan, Ms. Adler also received options to purchase 100,000 shares of Common  Stock,  which vest 25% on the date six months  following  the date of grant, and 25% on each of the first, second, and third anniversaries of the date of grant, and 300,000 shares of restricted Common Stock, which vest as to l/3 of such shares on the date six months  following the date of grant, and 1/3 on each of the first and second  anniversary of the date of grant.  In addition,  if Ms.
Adler is terminated  without cause,  the Company shall continue to pay Ms. Adler her  current  salary  for a  period  of the  earlier  of  twelve  months  or the expiration  of either her initial  term or any renewal  term,  and all shares of restricted  Common  Stock and  options  granted  to Ms.  Adler  pursuant  to the employment agreement will vest.

            A copy of Ms.  Adler's  Employment  Agreement  is annexed  hereto as
Exhibit 10.2.

            On July 13, 2005 the  Company's  Board of Directors  authorized  the
Company to enter into  employment  agreements  with Danielle Karp, its President and Ohad Jehassi, its Chief Operating Officer.

            Ms. Karp's agreement provides that she will be employed part time as the  Company's  President  for an initial  term of three years and  provides for renewal for  subsequent  periods of two years each. Ms. Karp will receive a base salary of $100,000  per year and an annual  increase of at least  $25,000 and is eligible  to earn an annual  performance  bonus,  as  determined  by the  Board.
Pursuant to the Plan, Ms. Karp also received  options to purchase 100,000 shares of Common  Stock,  which vest 25% on the date six months  following  the date of grant, and 25% on each of the first, second, and third anniversaries of the date of grant. Ms. Karp is also be entitled to three (3) months paid maternity leave.
In addition, if Ms. Karp is terminated without cause, the Company shall continue to pay Ms. Karp her current  salary for a period of the earlier of twelve months or the expiration of either her initial term or any renewal term and all options granted to Ms. Karp pursuant to the employment agreement will vest immediately.

            A copy of Ms. Karp's  Employment  Agreement is annexed  hereto to as
Exhibit 10.3.

            Mr.  Jehassi's  agreement  provides  that he will be employed as the
Company's  Chief  Operating  Officer  for an  initial  term of three  years  and provides for renewal for subsequent  periods of two years each. Mr. Jehassi will receive a base  salary of  $180,000  per year and be  eligible to earn an annual performance bonus, as determined by the Board. Pursuant to the Plan, Mr. Jehassi also received options to purchase 100,000 shares of Common Stock, which vest 25%
on the date six  months  following  the  date of  grant,  and 25% on each of the first,  second, and third  anniversaries of the date of grant, and 80,000 shares of restricted Common Stock,  which vest as to l/3 of such shares on the date six months  following  the date of grant,  and 1/3 on each of the  first and  second anniversary  of the date of grant.  In addition,  if Mr.  Jehassi is  terminated without  cause,  the Company shall  continue to pay him his current salary for a period of the earlier of twelve  months or the  expiration of either his initial term or any renewal term and all shares of  restricted  Common Stock and options granted to Mr. Jehassi pursuant to the employment agreement will vest.

            A copy of Mr.  Jehassi's  Employment  Agreement is annexed hereto as
Exhibit 10.4.

Consulting Agreement
--------------------

            On July 13, 2005,  the Company  entered into a consulting  agreement
("Consulting  Agreement") with Stronghurst,  LLC ("Consultant").  The Consulting
Agreement  is for a term ending on March 13, 2007 and provides  that  Consultant will assist the Company in investor relations and shareholder communications, as well as acquisitions and financial matters.

            In exchange for these  services the Company issued 750,000 shares of
Common Stock to the principals of Stronghurst, LLC. 375,000 of these shares were issued on July 13, 2005, the remaining 375,000 of the shares of Common Stock are currently  being  held in escrow  with  187,500  shares of  Common  Stock  being released 270 days after the execution of the agreement and the remaining 187,500 shares of Common  Stock being  released on September  13, 2006.  The Company has agreed to register such shares in its next Registration Statement filed with the
Securities and Exchange  Commission.  Consultant will also be reimbursed for any expenses incurred in connection with the Consulting Agreement.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

            The following information is furnished with regard to all securities sold since the  Company's  last report  filed under this Item 3.02 that were not registered under the Securities Act of 1933, as amended (the "Securities  Act").
The issuances described hereunder were made in reliance upon the exemptions from the  registration  set forth in Section 4(2) of the Securities Act or Regulation
D, of the Securities Act.

            Subsequent  to June 30, 2005,  the Company  issued  48,515 shares of
Common Stock and 24,257 three (3) year warrants to purchase Common Stock with an exercise price of $3.50 in exchange for legal services  received by the Company.
These  shares of Common  Stock  were  issued  pursuant  to  Section  4(2) of the
Securities Act and are restricted securities as defined in the Securities Act.

            In connection  with a Consulting  Agreement  with  Stronghurst,  LLC described in Item 1.01 above,  the Company issued 750,000 shares of Common Stock to the principals of  Stronghurst,  LLC.  375,000 shares were issued on July 13,
2005, and the remaining  375,000 shares are currently  being held in escrow with
187,500 to be released  270 days after the  execution of the  agreement  and the remaining  187,500 to be released on September 13, 2006.  These shares of common
Stock  were  issued  pursuant  to  Section  4(2) of the  Securities  Act and are restricted securities as defined in the Securities Act.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

        (a) Not applicable.

        (b) Not applicable.

            (c) Effective July 13, 2005,  Ohad Jehassi was appointed to serve as the Company's Chief Operating Officer. In such capacity,  Mr. Jehassi will serve as the Company's principal operating officer.

            Mr.  Jehassi was a principal at Initium  LLC, a management  advisory firm. Mr. Jehassi joined America Online as a Business  Affairs  Manager in 2000.
In 2003,  Mr.  Jehassi was named  Director  and COO for AOL's  Latin  America/US
Hispanic Interactive Marketing and Sales operation.

            Mr. Jehassi received a BS and MS from Carnegie Mellon University and an MBA from Harvard Business School.

ITEM 8.01   OTHER EVENTS.

            On July 13, 2005,  the Company  adopted a Code of Conduct and Ethics applicable to all employees,  officers,  directors,  agents and representatives,
including  its  principal   executive  officer,   principal  financial  officer,
principal accounting officer or controller,  or other persons performing similar functions.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

b)   Exhibits

Exhibit No.       Exhibits
-----------       --------
10.1              RelationServe Media, Inc. 2005 Incentive Stock Plan

10.2              Employment  Agreement  between  RelationServe  Media, Inc. and
                  Mandee Heller Adler, dated July 13, 2005

10.3              Employment  Agreement  between  RelationServe  Media, Inc. and
                  Danielle Karp, dated July 13, 2005

10.4              Employment  Agreement  between  RelationServe  Media, Inc. and
                  Ohad Jehassi, dated July 13, 2005

10.5              Consulting   Agreement   between   RelationServe,   Inc.   and
                  Stronghurst, LLC, dated June 13, 2005

14                Code of Ethics

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2005                   By:  /s/ Mandee Heller Adler
                                            ------------------------------------
                                            Name:  Mandee Heller Adler
                                            Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibits
-----------       --------
10.1              RelationServe Media, Inc. 2005 Incentive Stock Plan

10.2              Employment  Agreement  between  RelationServe  Media, Inc. and
                  Mandee Heller Adler, dated July 13, 2005

10.3              Employment  Agreement  between  RelationServe  Media, Inc. and
                  Danielle Karp, dated July 13, 2005

10.4              Employment  Agreement  between  RelationServe  Media, Inc. and
                  Ohad Jehassi, dated July 13, 2005

10.5              Consulting   Agreement   between   RelationServe,   Inc.   and
                  Stronghurst, LLC, dated June 13, 2005

14                Code of Ethics